UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 29, 2004
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
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         Delaware                    0-24073                 13-3817344
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On December 29, 2004, the Board of Directors of Digital Fusion, Inc. (the "Company") elected Charles F. "Chuck" Lofty as a director of the Company for a term expiring at the 2005 Annual Meeting of Shareholders. Mr. Lofty was also appointed to the Audit Committee.

Item 7.01  Regulation FD Disclosure.

The Company issued a press release announcing Mr. Lofty's election which is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits
(c) Exhibits.

Exhibit
   No.   Description
-------  -----------
99.1*    Press release dated December 30, 2004, issued by Digital Fusion, Inc.

*  Filed herewith.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2004

                           DIGITAL FUSION, INC.



                           By:  /s/ Roy E. Crippen, III
                              -------------------------------------------------
                                Roy E. Crippen, III, Chief Executive Officer, and Director

                                  EXHIBIT INDEX

Exhibit
  No.    Description
-------- -----------
99.1*    Press release dated December 30, 2004, issued by Digital Fusion, Inc.

*Filed herewith.